SUNAMERICA EQUITY FUNDS

TAX MANAGED EQUITY FUND

SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 27, 2005

Effective October 31, 2005, in the section titled “Fund Management” under the heading “Advisers” the portfolio management disclosure with respect to J.P. Morgan Investment Management, Inc., of the Tax Managed Equity Fund is deleted and replaced in its entirety with the following:

Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
Tax Managed Equity Fund	SunAmerica	Paul Ma Portfolio Manager and Vice President

Mr. Ma is a Portfolio Manager and Vice President at SunAmerica and is the head of quantitative research. Mr. Ma has over seven years of experience in the investment industry. Prior to joining SunAmerica, Mr. Ma was a Senior Quantitative Analyst at Putnam Investments. He was also the co-founder of LifeHarbor Investments. Mr. Ma received his BS, magna cum laude, from Harvard University and a MS from Massachusetts Institute of Technology. Mr. Ma is also a CFA charter holder.

RE: October 28, 2005